EXHIBIT 1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached, and all future amendments thereto, is filed on behalf of each of them in the capacities set forth below.

                                               TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               TPG GenPar Dutch, L.L.C.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               TPG Partners III, L.P.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               TPG Parallel III, L.P.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               TPG Dutch Parallel III, C.V.
                                               By:  TPG GenPar Dutch, L.L.C.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               TPG Investors III, L.P.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               FOF Partners III, L.P.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President

                                               FOF Partners III-B, L.P.
                                               By:  TPG GenPar III, L.P.
                                               By:  TPG Advisors III, Inc.


                                               By: /s/ James J. O'Brien
                                                   --------------------
                                               Name:  James J. O'Brien
                                               Title: Vice President